Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ecomat Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Ivo Heiden, CEO and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ivo Heiden
Ivo Heiden
CEO and CFO
Dated: January 23, 2020

A signed original of this written statement required by Section 906 has been provided to Ecomat Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.